MUTUAL FUND SERIES TRUST

AlphaCentric Income Opportunities Fund

CLASS A: IOFAX CLASS C: IOFCX CLASS I: IOFIX

AlphaCentric Premium Opportunity Fund

(formerly the AlphaCentric Hedged Market Opportunity Fund)

CLASS A: HMXAX CLASS C: HMXCX CLASS I: HMXIX

AlphaCentric Robotics and Automation Fund

(formerly the AlphaCentric Global Innovations Fund)

CLASS A: GNXAX CLASS C: GNXCX CLASS: GNXIX

January 24, 2020

The information supplements certain disclosures contained in the Prospectus and Statement of Additional Information (“SAI”) for the Funds, each dated August 1, 2019.

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AlphaCentric Advisors LLC (“AlphaCentric”) has changed its address. AlphaCentric’s new address is 53 Palmeras St. Suite 601, San Juan, PR 00901. All references to AlphaCentric’s address in the Funds’ Prospectus and SAI are hereby revised accordingly.

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You should read this Supplement in conjunction with the Prospectus, any Summary Prospectus and the Statement of Additional Information for the Funds, each dated August 1, 2019, which provide information that you should know about the Funds before investing. These documents are available upon request and without charge by calling the Funds toll-free at 1-844-223-8637 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022.

Please retain this Supplement for future reference.